Exhibit 10.1

FOURTH AMENDMENT TO AGREEMENT

THIS FOURTH AMENDMENT TO AGREEMENT (this “Amendment”) to the Agreement dated as of August 1, 1989, as subsequently amended by the First Amendment dated October 9, 1998, the Second Amendment dated October 31, 2000 and the Third Amendment dated January 31, 2006 (as so amended, the “Agreement”), is made as of the 14th day of October, 2010 (but subject to Section 3 below), by and between Oil-Dri Corporation of America, a Delaware corporation (“Oil-Dri”) and Richard M. Jaffee (“Jaffee”).

WHEREAS, the parties hereto are the parties to the Agreement; and

WHEREAS, the parties hereto desire to amend the Agreement in the manner hereinafter set forth;

NOW, THEREFORE, in further consideration for Jaffee’s continued services and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the following:

1.           Incorporation of the Agreement.  All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety.  To the extent any terms and provisions of the Agreement are inconsistent with the terms and provisions set forth below, such terms and provisions shall be deemed superseded hereby.  Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

2.           Amendment to the Agreement.  The first sentence of the second paragraph of Section 5(a) of the Agreement is hereby amended to read in its entirety as follows:

During the Consulting Period, Oil-Dri shall pay Jaffee consulting fees at the annual rate of $240,000, payable bi-monthly.

3.           Condition to Effectiveness.  This Amendment will become effective only upon approval by Oil-Dri’s Board of Directors, but once approved will be retroactive for all purposes to August 1, 2010.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

OIL-DRI CORPORATION OF AMERICA		RICHARD M. JAFFEE

By:	/s/ Daniel S. Jaffee	/s/ Richard M. Jaffee
Name:	Daniel S. Jaffee
Its:	President and Chief Executive Officer